Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                          Vista Exploration Corporation
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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             pursuant to Exchange Act Rule 0-11 (Set forth the amount on which
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          1) Amount Previously Paid:
          2) Form, Schedule or Registration Statement No.:
          3) Filing Party:
          4) Date Filed:

                          Vista Exploration Corporation
                    Notice of Annual Meeting of Shareholders

Date:
         November 5, 2004
Time:
         10:00 a.m.
Place:
         11011 King Street, Suite 260
         Overland Park, Kansas 66210

Purpose:
         To vote on the following matters:

                  1. Adopt an amendment to the company's Articles of Incorporation, to change the name of the company to "ICOP Digital, Inc., a Colorado corporation;"

                  2.       Elect the members of the board of directors;

                  3. Ratify the appointment of Cordovano and Honeck, P.C. to audit our accounts for the year ending December 31, 2004.

                  4. Transact such other business as may properly come before the meeting.

         Further information about the meeting is contained in the accompanying proxy statement. All shareholders of record on September 22, 2004 may vote at this meeting.

         Your vote is important. If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A shareholder who submits a proxy may revoke it at any time before the vote is taken at the meeting.

                                            By Order of the Board of Directors

                                            /s/ Charles A. Ross, Sr.
                                            -----------------------------------
                                                Charles A. Ross, Sr.
                                                Chairman of the Board

October 6, 2004

                          Vista Exploration Corporation
                                COMMERCE TERRACE
                          11011 King Street, Suite 260
                           Overland Park, Kansas 66210


OCTOBER 6, 2004

Dear Vista Exploration Corporation shareholder:

     I am pleased to invite you to Vista Exploration Corporation's 2004 annual meeting of shareholders. The meeting will be at 10:00 a.m. on November 5, 2004, at 11011 King Street, Suite 260, Overland Park, Kansas 66210.

     At the meeting, you and the other shareholders will vote on (i) an amendment to the articles of incorporation to change the name of the corporation to ICOP Digital, Inc, a Colorado corporation(ii) the election of directors of the corporation, and (iii) ratify the appointment of Cordovano and Honeck, P.C. to audit our accounts for the year ending December 31, 2004. (iv) any other business that properly comes before the meeting.

     We hope you can join us on November 5, 2004. Your vote on these matters is important. To vote at the meeting please either attend the meeting or complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope. If you intend to attend the meeting in person, please call 913-338-5550 to RSVP and get directions.

     Thank you for your continued support.

                                            Very truly yours,

                                            /s/  Charles A. Ross, Sr.
                                            ----------------------------------
                                                 Charles A. Ross, Sr.,
                                                 Chairman of the Board

                          Vista Exploration Corporation
                          11011 King Street, Suite 260
                           Overland Park, Kansas 66210
                                 (913) 338-5550

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                           To Be Held November 5, 2004


General

     This proxy statement contains information about the 2004 annual meeting of stockholders of Vista Exploration Corporation to be held at 11011 KING STREET, SUITE 260, OVERLAND PARK, KANSAS 66210, ON NOVEMBER 5, 2004, AT 10:00 A.M. LOCAL TIME. The Company's Board of Directors is using this proxy statement to solicit proxies for use at the annual meeting. In this proxy statement "Vista" and "the Company" both refer to Vista Exploration Corporation. This proxy statement and the enclosed proxy card are being mailed to you on or about OCTOBER 8, 2004.

Purpose of the Annual Meeting

     At the Company's annual meeting, stockholders will vote to approve an amendment to the articles of incorporation to change the name of the corporation to ICOP Digital, Inc, to elect the members of the board of directors of the corporation, ratify the appointment of Cordovano and Honeck, P.C. to audit our accounts for the year ending December 31, 2004., and on any other business that properly comes before the meeting. As of the date of this proxy statement, the company is not aware of any business to come before the meeting other than the items noted above.

     Mr. Charles A. Ross, Sr. and David C. Owen are the Class A directors and their terms expires at this annual meeting. Mr. Roger L. Mason is a Class C director and his term expires in 2006. We, the board of directors has nominated Mr. Owen for reelection as a Class A director for a term of three years and that Mr. Ross for reelection as a Class B director for a term of two years.

Who Can Vote

     Only stockholders of record at the close of business on the record date of September 24, 2004, are entitled to receive notice of the annual meeting and to vote the shares of Vista common stock and Vista preferred stock they held on that date. As of August 31, 2003, there were 16,062,000 shares of Vista common stock issued and outstanding and 183,333 shares of preferred stock with the right to vote 1,466,664 shares on an as converted basis. Holders of Vista common stock and preferred stock are entitled to one vote and eight votes per share, respectively and are not allowed to cumulate votes. The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote

     All Vista stockholders currently hold their shares in their own name (as a "stockholder of record"). You may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.

     A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no instructions are given, proxies will be voted for the amendment to change the name of the corporation to ICOP Digital, Inc, for the directors recommended in the proxy statement and for the ratification of the appointment of our auditors.

Revoking a Proxy

     You may revoke a proxy before the vote is taken at the meeting by:

     o    submitting a new proxy with a later date,

     o    by voting at the meeting, or

     o    by filing a written revocation with Vista's president.

Your attendance at the annual meeting will not automatically revoke your proxy.

Quorum and Voting Requirements

     A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders of a majority of the outstanding shares of common stock and preferred stock are present at the meeting in person or by proxy. Abstentions count as present for establishing a quorum. Shares held by Vista in its treasury are not entitled to vote and do not count toward a quorum. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

     If a quorum is present, the affirmative vote of a majority of shares represented in person or by proxy will be required to (i) elect the directors of the corporation, (ii) the ratification of the appointment of our auditors and
(iii) decide any other matter which may properly be submitted to a vote at the meeting. A majority vote of the common stock and preferred stock on an as converted basis is required to approve the name change as that is considered an amendment to our articles of incorporation. Any shares present but not voted, including abstentions, will not be considered when counting votes cast for or against a proposal.

Payment of Proxy Solicitation Costs

     The Company will pay all costs of soliciting proxies. The solicitation will be made by mail. In addition to mailing proxy solicitation material, Vista's management also may solicit proxies in person, by telephone, or by other electronic means of communication.

The Company's Annual Report

     A copy of Vista's Annual Report on Form 10-KSB for the year ended December 31, 2003 is enclosed with this proxy statement. Upon written request, the Company will provide copies of the exhibits to this report for a charge limited to its reasonable expenses in furnishing the exhibits. Requests for exhibits should be directed to Vista Exploration Corporation, 11011 King Street, suite



260, Overland Park, KS 66210, Attention: Charles A. Ross, Sr. Part III of the annual report contains the information regarding management normally found in a proxy statement when there is an election of directors.

    PROPOSAL ONE: CHANGING THE NAME OF THE CORPORATION TO ICOP DIGITAL, INC.

     On January 13, 2004 the Company completed a merger with ICOP Digital, Inc, a Nevada corporation. Since ICOP Digital operations are presently the only business of the company, management believes it is now in the best interests of the company to change its name to ICOP Digital, Inc, to reflect our current business.

     The Board of Directors recommends that the stockholders vote "FOR" approval of the amendment to the articles of incorporation to change the name of the Company to ICOP Digital, Inc, a Colorado corporation.

                PROPOSAL TWO: ELECTION OF THE BOARD OF DIRECTORS

     The Board of Directors has nominated the following current directors for new terms as follows:

               MR. DAVID C. OWEN CLASS A DIRECTOR THREE (3) YEARS

             MR. CHARLES A. ROSS, SR. CLASS B DIRECTOR TWO (2) YEARS

Directors and Officers

     The following table sets forth the name, age and position of each of our officers and directors as of the date of this prospectus.

Name                      Age        Position                                  Term
----                      ---        --------                                  ----
Charles A. Ross, Sr.      64         Chairman of the Board of Directors        April 2001 to present
David C. Owen             66         President, CEO and Director               January 14, 2004 to present
Laura E. Owen             46         Vice President Administration and
                                     Marketing and Corporate Secretary         January  14, 2004 to present
Roger L. Mason            52         Director                                  January 14, 2004 to present
John C. Garrison          52         Chief Financial Officer                   July 22, 2004 to present

Charles A. Ross, Sr. - Chief Executive Officer and Director and Chairman of the
Board:

     Charles A. Ross, Sr. has been our Chief Executive Officer and a Director since April 10, 2001 and since May of 2002, CEO and a director of ICOP Digital, Inc., a development stage company developing electronic surveillance equipment for law enforcement agencies. Mr. Ross resigned his duties as CEO in July 22, 2004 and was appointed Chairman.

     From January 2001 through March 2001, Mr. Ross was exploring opportunities in the oil and gas business, which led to his investment in us. From July 1999 until December 2000, he owned and operated a business that supplied recruiting and business cards to a number of multi-level marketing companies. From June
1998 through July 1999, Mr. Ross was self-employed designing musical instrument amplifiers, an industry in which he has been involved since the 1960's.

                                       3


     From August 1995 until May 1998, he was the President and CEO and a director of Edgerton Technology, Inc. and from July 1996 until May 1998 he was the Chairman of the Board, President, CEO and Treasurer of Edgerton Musical Amplifiers, Inc. From August 1992 to August 1995, Mr. Ross was a self-employed consultant and investor.

     Other public companies in which Mr. Ross served as an officer or director include Copilot Electronic Products, Inc. from 1989 to 1992, Birdview Satellite Communications, Inc. from 1981 to 1986, and Kustom Electronics, Inc. from 1965 to 1973. In 1968 he was named Kansas Small Businessman of the Year by the Small Business Administration.

David C.  Owen -- President, CEO and Director:

     Mr. Owen has been an officer and director of ICOP and Vista since January of 2003 and CEO since July 2004. Mr. Owen has been president of Owen & Associates, Inc. since 1998, a private investment and management entity. He has more than 40 years experience in the financial industry having served as Chairman, President and CEO of two banks in the Kansas City area and Regional Manager for Stephens, Inc. an investment banking firm located in Little Rock, Arkansas.

     Mr. Owen has extensive experience in mergers and acquisitions and in the financial reporting requirements of public companies. He is active in the community having served as State Senator and Lt. Governor of Kansas. He is a graduate of Ottawa University, Ottawa, Kansas with a degree in Economics. He also received post graduate training at Ohio State University and Rutgers University in conjunction with the American Bankers Association. He is currently a member of the Board of Trustees of Ottawa University, Member of the Executive Committee and Board of the Greater Kansas City Fellowship of Christian Athletes.

Laura E. Owen -- Vice President of Administration and Marketing and Corporate
Secretary:

     Ms. Owen has been with ICOP since May of 2002 and is responsible for shareholder relations, assisting with the strategic development of the Company, the management of leasing operations, and corporation administration. From 1998, until coming on board with ICOP she served as President of Unicard.com, a privately held travel business. She has worked in large corporations, owned small businesses, and worked in investment banking. Ms. Owen was the first woman to be appointed Secretary of Commerce (KDOC) for the State of Kansas, the state's leading economic development agency. She has served on numerous state boards and commissions, including KTEC (Kansas Technology Enterprise Corporation), a public/private organization whose mission is to increase the presence of technological companies in the State of Kansas. Ms. Owen has a degree in Business Administration from Delaware Valley college in Philadelphia, Pennsylvania. She also studied at the Sorbonne University in Paris, and has traveled extensively abroad in support of business projects. She currently serves on the board of Heart To Heart International, a humanitarian organization which delivers pharmaceuticals and medical supplies worldwide to those in need. Ms. Owen is the wife of David C. Owen.

Roger L.  Mason -- Director

     Mr. Mason has been a director of ICOP since May of 2002. Mr. Mason has owned his own real estate development business since 1995 in Olathe, Kansas. He also has twenty years of experience (Road Electronics, Birdview Satellite
     Communications, Cobalt Boats, and Mason Electronics) in various capacities centering around corporate purchasing and manufacturing management, which provides him a solid base of understanding as it pertains to the various methods and procedures in manufacturing and purchasing departments for a high technology company.

John C. Garrison -- Chief Financial Officer

     Mr. Garrison is a certified public accountant with over twenty-five years of progressive experience in accounting, auditing and financial management. He served as corporate secretary, director or chief accounting officer of various private and public companies. He is licensed to practice public accountancy in Kansas and Missouri and has been involved in an active practice since 1976. Mr. Garrison graduated with a degree in business administration and accounting from Kansas State University.

     Mr. Ross was elected to serve a three-year term at our annual meeting which occurred in 2001 as a Class A director. Mr. Ross will be up for reelection at our next annual meeting. At the first board of directors meeting held subsequent to the acquisition of ICOP, Mr. Ross appointed our Chairman and Chief Financial Officer, David C. Owen, to join him as a Class A director whose term will also expire at the next annual meeting. Roger L. Mason, our independent director, was appointed to serve as a Class C director whose term will expire after our annual meeting held in 2006.

     Staggered terms tend to protect against sudden changes in management and may have the effect of delaying, deferring or preventing a change in our control without further action by our shareholders, such as removing directors from our board as provided under Colorado law.

     Our officers are elected by the board of directors at the first board of directors meeting after each annual meeting of our shareholders and hold office until their successors are duly elected and qualified in accordance with our Bylaws. Our next annual meeting of shareholders should be held during October, 2004.

     Laura E. Owen and David C. Owen are husband and wife.

     At the present time, we have one independent director, Roger L. Mason who does not qualify as a financial expert. The Registrant is not a listed issuer, has no audit committee, nomination committee or executive compensation committee.



                             EXECUTIVE COMPENSATION

     This section sets out the annual compensation paid to our officers for the last fiscal year and includes the historic income received from ICOP. No executive officer of ours received annual compensation in excess of $100,000 during the last fiscal year.

                                                                                  Long-Term Compensation
                                                               ------------------------------------------------------
                                        Annual Compensation                  Awards                   Payouts
                                  -----------------------------------------------------------------------------------
                                                                     Restricted  Securities
                         Fiscal                          Other         Stock     Underlying    LTIP         All Other
 Name and Principal       Year     Salary     Bonus      Annual       Awards     Options/     Payouts        Comp.
   Position              Ending      ($)       ($)       Comp.          ($)         SARs (#)       ($)        ($)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Charles A. (Bud)          2003     $60,000      0          0             0              0           0          0
Ross, Sr., Chief
Executive Officer
---------------------------------------------------------------------------------------------------------------------
                          2002     95,000       0          0             0         500,000(1)       0          0
---------------------------------------------------------------------------------------------------------------------
                          2001     40,000       0          0             0              0           0          0
-------------------------------------------------------
(1) Cancelled by Agreement effective January 13, 2004.


                              Option/SAR Grants in last
                             Fiscal Year(1) (Individual      Percent of total      Exercise
                                  Grants) Number of        options/SARs granted     or base
                                Securities Underlying        to employees in         price      Expiration
Name and Principal Position   Options/SARs granted (#)         fiscal year          ($/Sh)         Date
---------------------------   ------------------------         -----------          ------         ----
Owen Enterprises, LLC.(2)             1,000,000                    40%               $1.00     Dec. 31,2007
Kenneth L. McCoy,                      500,000                     20%               $1.00     Dec. 31,2007
President(3)
----------------------------
(1) This information is as of December 31 , 2003
(2) Owen Enterprises, LLC. is managed by our CEO David Owen.
(3) This grant was cancelled during March 2004 when McCoy Law Line was sold.

Officer Compensation

     David C. Owen, President and Chief Executive Officer, had a base salary, pursuant to his Executive Employment Agreement commenced on March 24, 2003, of $60,000 per year. Effective January 1, 2004, the annual compensation increased to $90,000 per year. Mr. Owen entered into a new Executive Employment Agreement on April 1, 2004 with annual compensation of $180,000 per year. Mr. Owen is also entitled to participate in the Company's Stock Option Plan and 401(k) Plan.

     Charles A. (Bud) Ross, Sr., Chairman, had a salary pursuant to his Executive Employment Agreement commenced on March 24, 2003, of $60,000 per year.
Effective January 1, 2004, the annual compensation increased to $90,000 per year. Mr. Ross entered into a new Executive Employment Agreement on April 1,
2004 with annual compensation of $180,000 per year. Mr. Ross is also entitled to participate in the Company's Stock Option Plan and 401(k) Plan.

                                       6

     Laura E. Owen, Vice President of Administration/Marketing and Corporate Secretary commenced employment with the Company in June 2003 with annual compensation of $24,000 per year. Effective August 1, 2003 the annual compensation increased to $60,000 per year. Effective January 5, 2004 the annual compensation increased to $75,000 per year. Effective April 1, 2004 the annual compensation increased to $120,000 per year and on August 1, 2004 to $150,000 per year. Ms. Owen is also entitled to participate in the Company's Stock Option Plan and 401(k) Plan.

Long-Term Incentive Plans

     We have a Stock Option Plan that authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, and nonqualified stock options for the purchase of an aggregate of 5,000,000 shares of Common Stock, subject to adjustment for stock splits and similar capital changes. Employees and, in the case of nonqualified stock options, directors, consultants or any affiliate are eligible to receive grants under our plans. As of August 31, 2004, there are 2,300,000 outstanding options under our Stock Option Plan.

     We also have established a 401(k) plan which will enroll employees April 1, 2004, with an effective date of January 1, 2004. It is a 3% Safe Harbor Plan, which also allows individual optional employee deferrals. This plan also includes an optional Profit Sharing Plan, which is funded annually at the discretion of the Board of Directors.

Employment Contracts and Termination of Employment Arrangements

     Except as set forth above under Officer Compensation, there are no other compensatory plans or arrangements, including payments to be received from us, with respect to the resignation, retirement or other termination of the employment of any executive officer or related to a change in control in us.

Director Compensation

     None of our directors received any compensation during our most recent fiscal year for serving in their position as directors. If we do have funds available in the future, we likely will reimburse our directors for expenses incurred by them in their duties as a director.

Limitation of Liability and Indemnification

     Our Articles of Incorporation contain a provision eliminating our directors' liability to us or our shareholders for monetary damages for a breach of their fiduciary duty. However, a director's liability is not eliminated in circumstances involving certain wrongful acts, such as the breach of a director's duty of loyalty or acts or omissions that involve intentional misconduct or a knowing violation of law. Our Articles of Incorporation also obligate us to indemnify our directors and officers to the fullest extent permitted under Colorado law. While we believe that these provisions are very standard and necessary to assist us in attracting and retaining qualified individuals to serve as directors, they could also serve to insulate our directors against liability for actions which damage us or our shareholders. Furthermore our assets could be used or attached to satisfy any liabilities subject to such indemnification.

     The Registrant is not a listed issuer, and has no nomination committee or executive compensation committee, as these functions are performed by the board of directors.

Section 16(a) Beneficial Reporting Compliance

     Based upon information provided to us by our directors, executive officers and persons holding more than 10% of our common stock, we believe that there were no late filings.

Audit Committee and Financial Expert

     The Company's Board of Directors functions as its audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Code of Ethics

     A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote;

     o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     o Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by an issuer;

     o    Compliance with applicable governmental laws, rules and regulations;

     o The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

     o    Accountability for adherence to the code.

     Due to the limited scope of our current operations, we have not adopted a corporate code of ethics that applies to our principal executive officer, principal accounting officer, or persons performing similar functions.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of AUGUST 31, 2004, the common stock ownership of each person known by Vista to be the beneficial owner of 5% or more of Vista's common stock, all directors, persons nominated to be directors, and officers individually and all directors and officers of Vista as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown. There are no contractual arrangements or pledges of Vista's securities, known to Vista, which may at a subsequent date result in a change of control of the Company. As of AUGUST 31, 2004 there were 16,062,000 shares of Vista common stock issued and outstanding.


                                               No. of Shares of          Percent of Class
   Name and Address of                         Common Stock                Beneficially
     Beneficial Owner                          Beneficially Owned(1)          Owned
    -----------------                          ---------------------         ------
Charles A. "Bud" Ross
11952 Farley,
Overland Park, Kansas 66213                          2,500,000                15.6%

David C. Owen(1)(2)
27085 West 102nd Street
Olathe, Kansas 66061                                 2,994,000(2)             17.2%

Laura E. Owen(1)(2)
27085 West 102nd Street
Olathe, Kansas 66061                                 2,994,000(2)             17.2%

Roger L. Mason
14950 South St. Andrews Avenue,
Olathe, Kansas 66061                                   600,000                 3.7%

John C. Garriso
7211 High Drive
Shawnee Mission, KS 66208                              150,000                 0.009%

Total Ownership by Directors and Officers            6,244,000                35.8%
                                                    ----------------------------------
Total Shares Outstanding                            17,437,000(3)            100.0%
                                                    ----------------------------------


     (1) According to Rule 13d-3 under the Securities Exchange Act of 1934, a beneficial owner of securities includes any person who directly or indirectly has, or shares, voting power and/or investment power with respect to such securities. Rule 13d-3 also includes as a beneficial owner of a security any person who has the right to acquire beneficial ownership of such security within 60 days through any means, including the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

     (2) Includes 1,000,000 unexercised options to purchase additional common shares at $1.00 per share by Owen Enterprises, LLC and 375,000 unexercised options to purchase additional common shares at $1.00 per share by Laura E. Owen also includes shares owned by each spouse.

     (3) Includes 1,375,000 options owned by executive officers and directors.

                                       9

                              CERTAIN TRANSACTIONS

     In anticipation of Mr. Charles Ross' acquisition of a controlling interest in us from Corporate Management Services, Inc. in March 2001, he advanced to us $10,500 for working capital on February 28, 2001. The advance carried no interest rate and was payable on demand. We repaid the advance in April 2001 from the proceeds of our private placement in April 2001. Mr. Ross also paid travel and administrative expenses totaling $6,115 on our behalf prior to March 31, 2001, and $18,403 during the fiscal year ended March 31, 2002. Mr. Ross received reimbursements and advances from us totaling $32,783 during the fiscal year ended March 31, 2002. The net advance of $8,265 is included in our financial statements as expenses advanced to an officer at March 31, 2002.

     During November 2002, Laredo Enterprises, LLC and Owen Enterprises, LLC loaned us $2,500 and $7,500 respectively and received 500,000 and 1,000,000 options respectively as consideration for the loan and for consulting services to be rendered for strategic planning and asset acquisitions. The Note is a demand Note bearing interest at the rate of 10% per annum. The options are exercisable for a period of five years at a price of $.10 per share of common stock.

     Effective January 13, 2004, ICOP Acquisition was merged with and into ICOP Digital, with ICOP Digital continuing as a subsidiary of Vista. Vista's sole asset now consists of its ownership of ICOP Digital. Pursuant to the Merger Agreement, Vista issued approximately 14,500,000 new shares of Vista common stock as consideration for the approximately 14,500,000 new ICOP Digital shares issued and outstanding immediately prior to the Merger.

     Prior to the Merger, ICOP Digital had been a privately owned, Kansas-based company engaged primarily in the design, development and marketing of an innovative in-car digital video recorder system for use in the law enforcement industry. Charles A. Ross, Sr., the principal stockholder and sole officer and director of Vista and David C. Owen, an optionholder of Vista, were also stockholders, officers and directors of ICOP Digital. Upon completion of the Merger, Messrs. Ross and Owen cancelled all of their equity interests in Vista. In addition, Mr. Ross terminated his employment agreement with Vista and waived all accrued compensation. The Merger was proposed and completed in order to enhance the capital formation objectives of ICOP Digital and to satisfy the business objectives of Vista. Prior to the Merger, Vista received additional capital investments sufficient to satisfy all of its outstanding debts at the time of the Merger. As a result of the Merger, all Vista notes that had been personally guaranteed by Mr. Ross were paid in full. ICOP Acquisition, as a newly formed entity, had no independent assets or liabilities. Therefore, following the Merger, the assets and liabilities of Vista and its affiliates were only those of ICOP Digital and its subsidiaries prior to the Merger. While this was not an arms length transaction, the board of directors of both companies believe the transaction was fair in all material respects to the respective shareholders of each constituent company.

     In February 2003, ICOP had acquired all of the issued and outstanding shares of McCoy's Law Line, a distributor of law enforcement equipment and products located near Kansas City, Kansas for 700,000 shares of ICOP common stock. The purpose of this acquisition was to integrate the ICOP product line with the McCoy's existing product line in an established distribution network. During March 2004, however, management revised its plan of operation and determined to spin McCoy's back off to its prior owners in exchange for the return of all 700,000 shares, the cancellation of an option to purchase 500,000 shares of our common stock and the contribution by us of $450,000 to McCoys.

     The Board of Directors recommends voting "For" the election of David C. Owen as a Class A director to serve for 3 years and "For" the election of Charles A. Ross, Sr. as a Class B director to serve for 2 years.

                 PROPOSAL THREE: RATIFICATION OF THE APPOINTMENT
                         OF OUR INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected Cordovano and Honeck, P.C. as the independent public accountants to audit the financial statements of Vista for its 2004 fiscal year. Cordovano and Honeck, P.C. has served as Vista's independent accountants since 1998 and is familiar with its business and financial procedures. To the knowledge of management, neither Cordovano and Honeck, P.C. nor any of its members has any direct or material indirect financial interest in the Company nor any connection with the Company in any capacity other than as independent public accountants. A representative of Cordovano and Honeck, P.C. is not expected to be present at the annual meeting but will have an opportunity to make a statement if he desires to do so and to respond to appropriate questions.

Audit Fees

     Cordovano & Harvey, P.C. billed the Company an aggregate of $5,887 for professional services rendered in the audit of the Company's financial statements for its fiscal year ended December 31, 2004, and rendered in the review of the Company's financial statements for its two fiscal quarters ended March 31, 2004 and June 30, 2004

     The Board of Directors recommends that the shareholders vote "For" approval of the motion to ratify the selection of our auditors.

Financial Information System Design and Implementation

     During the most recent completed fiscal year, Cordovano & Harvey, P.C. did not perform any financial information system design or implementation services for the Company.

All Other Fees

     During the most recent completed fiscal year, Cordovano & Harvey, P.C. did not perform any services for the Company other than the review and audit of the Company's financial statements.

     We plan to establish an audit committee and to appoint an Expert to lead that committee. Once the committee is in place, it will be the sole province of the audit committee to engage our auditors. However, the board of directors now and the audit committee once constituted will seriously consider the ratification vote of the shareholders when engaging the services of our auditors in future periods.

                          FUTURE STOCKHOLDER PROPOSALS

         The company's bylaws provide that the annual meeting of the company's stockholders shall be held at 10:00 a.m. on the third Friday in the month of July in each year. Any Vista stockholder proposal for the annual meeting of stockholders in 2005 must be received by the Company before March 9, 2005, for the proposal to be included in the Vista proxy statement and form of proxy for that meeting. If notice of a proposal for which a stockholder will conduct his or her own proxy solicitation is not received by the Company bY MAY 25, 2005, proxies solicited by the Board of Directors may use their discretionary voting authority when the matter is raised at the meeting, without including any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

         Management does not know of any other matters to be brought before the annual meeting of stockholders. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

                                            By Order of the Board of Directors

                                            /s/  Charles A. Ross, Sr.
                                            -----------------------------------
                                                 Charles A. Ross, Sr.,
                                                 Chairman of the Board


OCTOBER 6, 2004

                                                                       Exhibit A


                 Proposed Amendment to Articles of Incorporation
                                       to
                       Change the Name of the Corporation

                          FOURTH ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                          VISTA EXPLORATION CORPORATION


     Vista Exploration Corporation, a Colorado corporation (the "Corporation"), pursuant to the provisions of the Colorado Business Corporation Act, hereby amends its Articles of Incorporation, as filed with the Secretary of State on April 9, 1998, and amended on August 13, 2001, August 21, 2001 and January 28, 2004 (the "Articles of Incorporation"). These Fourth Articles of Amendment were adopted by vote of the Corporation's Board of Directors on September 23, 2004, and by vote of the Corporation's shareholders on November 5, 2004.

     The Articles of Incorporation are hereby amended by striking in its entirety Article FIRST and by substituting in lieu thereof the following:

     "FIRST: The name of the corporation is ICOP Digital, Inc"

     IN WITNESS WHEREOF, the Corporation has caused this Article of Amendment to its Articles of Incorporation to be signed by its President this ___ day of _________________, 2004.

                                            VISTA EXPLORATION CORPORATION


                                            ---------------------------------
                                            David C. Owen
                                            President